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                                                                   EXHIBIT 10.3b

                      FIRST AMENDMENT TO LEASE AGREEMENT

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (this "Amendment") is made and entered into as of April 14, 1994 by and between RESTON INVESTMENT PROPERTIES ASSOCIATES LIMITED PARTNERSHIP, a Virginia limited partnership ("Landlord") and ST. ANTHONY PUBLISHING, INC., a Delaware corporation, and ST. ANTHONY CONSULTING GROUP, INC., a Delaware corporation (collectively, "Tenant").

                                  WITNESSETH:
                                  ----------

     WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated as of March 18, 1994 (the "Lease") for 39,359 square feet of rentable area (the "Premises") in that certain office building located at 11800 Sunrise Valley Drive, Reston, Virginia (the "Building"); and

     WHEREAS, Landlord's lender has required that certain modifications be made to the Lease as a condition of such lender's approval of the Lease; and

     WHEREAS, Landlord and Tenant desire to make certain changes to the Lease in order to obtain such lender's approval of the Lease, all as more particularly set forth hereinbelow.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, Landlord and Tenant, intending legally to be bound, hereby agree as follows:

     1. Section 4.4 of the Lease is deleted in its entirety and the following new Section 4.4 is substituted in lieu thereof:

               4.4 Provided that an Event of Default does not exist hereunder, Landlord agrees to provide to Tenant
          (i) an abatement of the monthly installments of Base Rent payable for the first three (3) full calender months of the Lease Term and (ii) a monthly abatement of $4,362.50 for the fourth (4th) through ninth (9th) full calender months of the Lease Term.

     2. The second sentence of Section 7.4 of the Lease is deleted in its entirety and the following new sentence is substituted in lieu thereof:
"Notwithstanding the foregoing, if Landlord's current Mortgage holder ever forecloses on the Building, then,in lieu of any payments required pursuant to the immediately preceding sentence, Tenant shall be obligated to pay to Landlord fifty percent (50%) of any excess of the amount by which the subtenant, assignee or other transferee (or any affiliate thereof) is to pay Tenant above the rent and other charges due from Tenant under this Lease for the same period."

     3. All defined terms used in this Amendment but not defined herein shall have the meanings ascribed to them in the Lease.

     4. The submission of this Amendment to Tenant shall not constitute an offer and this Amendment shall be binding, subject to its terms, only upon execution by both Landlord and Tenant.

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     5.   Except as modified by this Amendment, all of the terms and conditions of the Lease shall continue in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first above written.

                                       LANDLORD:

WITNESS/ATTEST:                        RESTON INVESTMENT PROTERTIES
                                       ASSOCIATES LIMITED PARTNERSHIP,
                                       a Virginia limited partnership

                                       By: THE FAMILY TRUST UNDER THE
                                           LAST WILL AND TESTAMENT OF
                                           MARK WINKLER, DECEASED,
                                           Sole general partner

/s/ Susan D. Shara                         By:  /s/ Randal B. Kell
- ------------------                           ---------------------

                                              Randal B. Kell, Trust
                                              Manager

                                       TENANT:

                                       ST. ANTHONY PUBLISHING, INC., a
                                       Delaware corporation


By: /s/ Peter L. Bower                 By: /s/ James C. Miller
   -------------------                    ---------------------
Name: Peter L. Bower                   Name: James C. Miller
     -----------------                      -------------------
Title: CEO                             Title: President
      ----------------                       ------------------


                                       ST. ANTHONY CONSULTING GROUP, INC.,
                                       a Delaware corporation


By: /s/ Peter L. Bower                 By: /s/ James C. Miller
   -------------------                    ---------------------
Name: Peter L. Bower                   Name: James C. Miller
     -----------------                      -------------------
Title: CEO                             Title: President
      ----------------                       ------------------


Recommended for Landlord's Approval:

THE MARK WINKLER COMPANY

By:  /s/ Michael D. Lynch
     ----------------------------
     Michael D. Lynch, President

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